American Century Capital Portfolios, Inc. Statement of Additional Information Supplement AC Alternatives™ Equity Fund AC Alternatives™ Income Fund AC Alternatives™ Multi-Strategy Fund
Supplement dated November 13, 2015 ■ Statement of Additional Information dated May 8, 2015

The following replaces the AC Alternatives Equity reference on the front cover of the statement of additional information.

AC Alternatives™ Equity Fund Investor Class (ALEVX) Institutional Class (ALEJX) A Class (ALEQX) C Class (ALEHX) R Class (ALEWX) R6 Class (ALEDX)

The following replaces the third paragraph in The Funds' History section on page 2 of the statement of additional information.
American Century Investment Management, Inc. (ACIM or the advisor) serves as the investment adviser to the funds. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a subadvisor for the funds. PWP determines the percentage of the funds’ portfolio allocated to each underlying subadvisor in order to seek to achieve the funds’ investment objective. PWP also is responsible for making recommendations with respect to hiring, terminating, or replacing the funds’ underlying subadvisors, as well as the funds’ asset allocations. The funds’ investment subadvisors are currently: Arrowpoint Asset Management, LLC; Good Hill Partners LP; Levin Capital Strategies, LP; MAST Capital Management, LLC; Passport Capital, LLC, Sankaty Advisors, LLC, Sirios Capital Management, L.P., Third Avenue Management LLC, and Three Bridges Capital, LP (underlying subadvisors). Fund assets not allocated to underlying subadvisors may be managed by PWP (references to “underlying subadvisor(s)” include PWP when acting in this capacity).

The following is added as the ninth bullet point in the Underlying Subadvisors section on page 47 of the statement of additional information.

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Three Bridges Capital, LP is controlled by Gene Salamon as equity owner and is the firm’s Founder and Managing Partner.  Mr. Salamon functions as the Portfolio Manager for all portfolios managed by the firm.

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